UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material under § 240.14a-12

VAIL RESORTS, INC.

(Name of Registrant as Specified In Its Charter)

OASIS MANAGEMENT COMPANY LTD.

OASIS INVESTMENTS II MASTER FUND LTD.

SETH FISCHER

ROBERT A. CHAPEK

M. ASHTON HUDSON

BRYCE ROBERTS

PICABO STREET

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Exhibit 1: On September 16, 2026, Oasis Management Company Ltd., Seth Fischer, Robert A. Chapek, M. Ashton Hudson, Bryce Roberts and Picabo Street filed a Schedule 13D with the SEC with respect to the Company (the “Schedule 13D”). Item 4 of the Schedule 13D, “Purpose of Transaction,” is attached hereto as Exhibit 1 and is incorporated herein by reference.

Exhibit 2: Certain information regarding the participants in the solicitation and their direct or indirect interests, by security holdings or otherwise, is attached hereto as Exhibit 2 and is incorporated herein by reference.